                   EXHIBIT 24

Consent of Independent Public Accountants.

                                                            EXHIBIT 24



     Consent of Independent Public Accountants



 As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form
 S-8 No. 2-75949, 33-11930 and 33-46661.


 /s/ Arthur Andersen & Co.

 ARTHUR ANDERSEN & CO.


 Dallas, Texas
 January 28, 1994